J.P. MORGAN FUNDS
JPMorgan Global Allocation Fund
(the “Fund”)
(All Share Classes)
(a series of JPMorgan Trust I)
Supplement dated June 26, 2024 to the current Summary Prospectuses, Prospectuses and Statement of Additional Information, as supplemented
CHANGES IN BENCHMARKS. Effective July 1, 2024, the Fund will remove its secondary benchmark, the Bloomberg Global Aggregate Index-Unhedged USD, and replace it with the Fund’s customized composite index. Additionally, the Fund’s customized composite index will be revised to replace the Bloomberg Global Aggregate Index-Unhedged USD component with the Bloomberg Global Aggregate ex‑China Index-Unhedged USD. There will be no change in the Fund’s investment strategies as a result of the benchmark changes.
Therefore, the first paragraph of “The Fund’s Past Performance” section and the “Average Annual Total Returns” table in the “Risk/Return Summary” section of each Summary Prospectus and Prospectus for the Fund are hereby deleted and replaced with the below accordingly:
Class A, Class C and Class I Shares
The Fund’s Past Performance
This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Class I Shares has varied from year to year for the past ten calendar years. The table shows the average annual total returns for the past one year, five years and ten years. The table compares that performance to the MSCI All Country World Index (net total return) and a customized blend of unmanaged indexes weighted as follows: 60% MSCI All Country World Index “ACWI” (net total return) and 40% Bloomberg Global Aggregate ex‑China Index-Unhedged USD. Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1‑800‑480‑4111.

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2023)

	Past 1 Year	Past 5 Years	Past 10 Years
CLASS I SHARES
Return Before Taxes	12.78%	6.19%	5.03%
Return After Taxes on Distributions	12.78	4.78	3.78
Return After Taxes on Distributions and Sale of Fund Shares	7.57	4.35	3.50

CLASS A SHARES
Return Before Taxes	7.42	4.96	4.29

CLASS C SHARES
Return Before Taxes	10.92	5.41	4.35

MSCI ACWI INDEX (Net Total Return)
(Reflects No Deduction for Fees, Expenses, or Taxes, Except Foreign Withholding Taxes)	22.20	11.72	7.93

60% MSCI ACWI INDEX (Net Total Return) / 40% BLOOMBERG GLOBAL AGGREGATE EX‑CHINA INDEX–UNHEDGED USD
(Reflects No Deduction for Fees, Expenses, or Taxes, Except Foreign Withholding Taxes on MSCI ACWI Index)	15.56	6.85	4.97
Class R2, Class R3, Class R4, Class R5 and Class R6 Shares
The Fund’s Past Performance
This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Class R2 Shares has varied from year to year for the past ten calendar years. The table shows the average annual total returns for the past one year, five years and ten years. The table compares that performance to the

SUP‑GA‑624

MSCI All Country World Index (net total return), and a customized blend of unmanaged indexes weighted as follows: 60% MSCI All Country World Index “ACWI” (net total return) and 40% Bloomberg Global Aggregate ex‑China Index-Unhedged USD. Performance shown for Class R3 Shares prior to their inception is based on Class A Shares (which are not offered in this prospectus). The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class A Shares. Performance shown for Class R4 Shares prior to its inception are based on Class I Shares (which are not offered in this prospectus). The actual returns for Class R4 Shares would have been lower than those shown because Class R4 Shares have higher expenses than Class I Shares. Performance shown for Class R5 Shares and Class R6 Shares prior to their inception are based on Class I Shares (which are not offered in this prospectus). The actual returns for Class R5 Shares and Class R6 Shares would have been different than those shown because Class R5 Shares and Class R6 Shares have different expenses than Class I Shares. Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1‑800‑480‑4111.

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2023)

	Past 1 Year	Past 5 Years	Past 10 Years
CLASS R2 SHARES
Return Before Taxes	12.14%	5.55%	4.44%
Return After Taxes on Distributions	12.14	4.29	3.33
Return After Taxes on Distributions and Sale of Fund Shares	7.19	3.91	3.09

CLASS R3 SHARES
Return Before Taxes	12.35	5.80	4.70

CLASS R4 SHARES
Return Before Taxes	12.70	6.08	4.97

CLASS R5 SHARES
Return Before Taxes	12.84	6.23	5.05

CLASS R6 SHARES
Return Before Taxes	12.97	6.34	5.12

MSCI ACWI INDEX (Net Total Return)
(Reflects No Deduction for Fees, Expenses, or Taxes, Except Foreign Withholding Taxes)	22.20	11.72	7.93

60% MSCI ACWI INDEX (Net Total Return) / 40% BLOOMBERG GLOBAL AGGREGATE EX‑CHINA INDEX–UNHEDGED USD
(Reflects No Deduction for Fees, Expenses, or Taxes, Except Foreign Withholding Taxes on MSCI ACWI Index)	15.56	6.85	4.97
In addition, the footnote describing the Global Allocation Composite Benchmark in the “Portfolio Managers’ Compensation” section in the Statement of Additional Information is hereby deleted and replaced with the below accordingly:

1	The Global Allocation Composite Benchmark is comprised of 60% MSCI All Country World Index (net total return) and 40% Bloomberg Global Aggregate ex‑China Index-Unhedged USD.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE SUMMARY PROSPECTUSES,
PROSPECTUSES AND STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE